The Middlesex
Water
Enterprise
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Annual Meeting of Shareholders
May 25, 2010

Forward Looking Statement
Certain matters discussed in this presentation are
forward-looking statements intended to qualify for the
“safe harbor” from liability established by the Private
Securities Litigation Reform Act of 1995. These forward-
looking statements can generally be identified as such
because the context of the statement will include words
such as the Company “believes,” “anticipates,” “expects”
or words of similar import. Similarly, statements that
describe the Company’s future plans, objectives,
estimates or goals are also forward-looking statements
that are subject to the risks and uncertainties that could
cause actual results to differ materially from those
expressed or implied in the statements.

Customer Growth
(NJ and DE)

Regulated vs. Non-Regulated
Customers

Drivers of Growth
Demand for
quality water and
wastewater
service continues
in NJ, DE and
beyond
Increasingly
stringent water
quality regulations
Developers/small
systems seek
problem solvers
Service not restricted by
geographic borders

Twin Lakes Utilities, Inc.
Shohola, PA

Water Quality
Providing safe,
quality drinking water
is the core of our
business. Our
customers place their
confidence in us and
we take our role as
protectors of public
health seriously.

Emergency Response
Systemwide Boil Water
Advisory - March 2010
We continue to refine
existing plans to
address emergencies.

Water and Wastewater Facilities
We operate over 143 facilities in DE:
▪ 87 Water Plants
▪ 6 Wastewater Plants
▪ 50 Contract Operation Agreements

• Angola, Sussex County, DE
340 acres for potential 1.45 MGD capacity facility
• Service to approx. 5,000 homes
• MBR with RIB disposal spray for spare area
• Signed a one year extension on the conditional
use plan.
• Coastal Zone Permit Status
Wandendale
Wastewater Treatment
Facility

SERVICE IN DELAWARE
Tidewater serves a
combination of 348
residential
communities and
582 commercial
establishments from
its 160 wells.

CPCN Growth in DE

Financial Highlights
2
0
0
9

Earnings Per Share

Revenue Growth
($ Millions)

      Year Ended
      December 31,
      2009 2008
Operating Revenues   $ 91.2 $ 91.0
Operating Expenses  $ 71.0 $ 67.0
Net Income     $ 10.0 $ 12.2
Diluted Earnings per Share      $ 0.72 $ 0.89
Performance
(millions except per share amounts)

Timely and Adequate Rate Increases
  - Tidewater - $3.0 Million base rate increase
  Effective March and September, 2009
  - Middlesex - $1.0 Million PWAC rate increase
  Effective July 1, 2009
Customer Consumption
  - Customer Growth
  - Weather
   - Economy

Operating Costs
  - Labor and Benefits
  - Water Production
  - Uncollectible Accounts
Factors Impacting
2009 Financial Performance

      First Quarter Ended
     March 31,
      2010 2009
Operating Revenues   $ 21.7 $ 20.6
Operating Expenses      $ 18.4           $ 17.6
Net Income                                                  $   1.6     $   1.4
Diluted Earnings per Share   $ 0.11      $ 0.10
Performance
(millions except per share amounts)

Timely and Adequate Rate Increases
  - Middlesex - $7.8 Million base rate increase
  Effective March 17, 2010
  - Tidewater - $0.2 Million DSIC rate increase
  Effective January 1, 2010
Customer Consumption
  - Customer Growth
  - Economy
  - Water Use Trends

Operating Costs
  - Weather, Weather, Weather
Factors Impacting
2010 Financial Performance

Utility Plant
($Millions)

Distribution System:   $12.9
ERP IT System:     4.6
MWC RENEW Program:   3.5
Plant Improvements:    8.6
Other Infrastructure Needs:  3.6
Total:     $33.2
2010 Construction Program
($ Millions)

SRF Loans    $3.5
Short-Term Loans   3.5
Reinvestment Plan   1.7
Customer Advances  1.7
Net Cash Flows    22.8
Total Funding $33.2
2010 Construction Funding

Dividends
(Annual Rate)
2006 2007 2008 2009
$0.69 $0.70 $0.71 $0.72

➢ Quarterly dividends paid since 1912
➢ Increased dividends for 37 consecutive years
➢ Current Dividend Yield: 4.0%

Dividends Paid

Board/Management Changes
Steven M. Klein named to
Board of Directors
Richard M. Risoldi named
Vice President Operations
and Chief Operating
Officer

Operating Highlights

Marsh Main Replacement
We replaced over 1 mile of water main beneath the Raritan River from Perth Amboy to South Amboy, NJ using directional drilling technology.

South
River
Basin

Marsh Main Modern Marvel
The Challenge -Installation of
over 5,400 feet of pipe
The Tool - Enabling pullback under the river
The pipe
emerging
from its mile-
long journey.

A Safer Treatment Alternative
• Moving from chlorine
gas to on-site generated
liquid sodium
hypochlorite as the
primary disinfectant in
the water treatment
process.
• New process is a safer
treatment alternative
which benefits our
employees and the
environment.

Chlorine Process
Overview
SALT + WATER + ELECTRICITY
= CHLORINE

NaCl + H2O
Electricity
NaOCl(aq)
Electrolytic Cell
 • Designed for
 Continuous Flow
 •750 lbs / day output
Chlorine Reaction Cells

Geographic Information Systems
▪ Ability to Access and Update Field Data
▪ More efficient coordination of main breaks
and service calls
▪ Better Asset Management with links to ERP
▪ Integration of Hydraulic Modeling Tools
▪ More Accurate Data for Finance,
Administration, and Customer Service
▪ Allows for Better Planning and Engineering
Analysis
In 2009, we converted existing data
into GIS. In 2010, we are developing
and implementing our water system
distribution model.

Enterprise Resource Planning
✓General Ledger - Completed
✓Accounts payable - Completed
✓Procurement - Completed
✓Human Resources - Live June 2010
✓Customer Care and Billing - Live June 2010
✓Work and Asset Management - Start Sept. 2010
✓Mobile Workforce Management - Start Sept. 2010
✓Time and Labor Management - Start Sept. 2010
✓Business Intelligence - Pending Development

RENEW Pipeline
Rehabilitation
2
0
1
0
• Year 14 of a 25-Year Program
• $3.5 million investment to replace water
mains, valves and fire hydrants
• Project preparation and pre-construction
activities conducted
• 23,500 feet of 6- and 8-inch main in Port
Reading and Sewaren in Woodbridge Twp.
• Project funding by NJ Environmental
Infrastructure Trust
• Effort to begin in June

RENEW
(Cleaning
and Lining
of Cast
Iron Pipe)

Corporate Social Responsibility
Making environmentally and socially responsible choices throughout all facets of our business

Educating the next generation
about watershed protection

Water Education

Involved in our Local Communities

Honors and Awards
Middlesex Water Named Green
Leadership Winner in the area of
Green Education.
Tidewater Named
“Best in the
Business” by
Workplace Dynamics
LLC for the third time
in the last 4 years.
Middlesex Water Named
to Fortune Small
Business Magazine’s
List of America’s
Fastest Growing
Publicly Traded Small
Companies.
Colonel David B. Horton, Commander
and Jerry Esposito during Dover AFB
Honorary Commander’s Induction
Ceremony.

✓ Stable with long-term growth
potential
✓ Growing reputation for
delivering sound, technical
water and wastewater solutions
✓ Experienced management
team and active industry leader
✓Honest and ethical problem
solver
Why Middlesex
Water?

A Provider of
Water, Wastewater
and Related
Products and
Services
A Provider of
Water, Wastewater
and Related
Products and
Services
Thank you for your interest, confidence and support!
www.middlesexwater.com